EXHIBIT 10.29

ATX TECHNOLOGIES, INC.

FIRST AMENDMENT TO

WARRANT RESTRUCTURING AGREEMENT

This FIRST AMENDMENT TO WARRANT RESTRUCTURING AGREEMENT (the “Amendment”), is made and entered into as of June 15, 2004, and amends that certain WARRANT RESTRUCTURING AGREEMENT, dated as of March 25, 2004, (the “Warrant Restructuring Agreement”) by and among ATX Technologies, Inc., a Texas corporation, (“ATX”), ATX Group, Inc., a Delaware corporation (“ATX Group”), and Sojitz Corporation of America (formerly known as Nichimen American, Inc.), a New York Corporation (“Sojitz”).

RECITALS:

WHEREAS, the Warrant Restructuring Agreement contemplates that each share of ATX Common Stock be converted in the “ATX Reorganization” (as that term is defined in the Warrant Restructuring Agreement) into the right to receive at least 0.3, but no more than 0.5 shares of ATX Group Common Stock, subject to final determination by the Board of Directors, and such rate is defined in the Warrant Restructuring Agreement as the “Exchange Ratio”;

WHEREAS, ATX, ATX Group and Sojitz desire to amend the definition of the Exchange Ratio to mean 0.278710150002407 shares of ATX Group Common Stock for each share of ATX Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and in further consideration of the mutual covenants and agreements contained in the Leininger Note, and intending to be legally bound, the parties hereto do hereby agree as follows:

1. The definition of the Exchange Ratio set forth in the second whereas clause of the Warrant Restructuring Agreement is hereby amended by deleting “(which shall not be less than 0.3) (such ratio of the number of shares of ATX Group Common Stock to be received in exchange for each share of ATX Common, as finally determined by the board of directors of ATX, the ‘Exchange Ratio’)” and replacing that definition with “at a ratio of 0.278710150002407 shares of ATX Group Common Stock for each share of ATX Common Stock (the ‘Exchange Ratio’).”

2. Except to the extent expressly provided herein, the terms of the Warrant Restructuring Agreement remain in full force and effect.

3. This Amendment may be executed by facsimile signature and in any number of counterparts, each of which when so executed shall constitute an original hereof, but all of which together shall constitute one amendment.

[signature page follows]

AMENDMENT TO WARRANT RESTRUCTURING AGREEMENT - Page 1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

ATX GROUP: ATX GROUP, INC.

By:	/s/ Steven A. Millstein
Name:	Steven A. Millstein
Title:	President and CEO

ATX: ATX TECHNOLOGIES, INC.

By:	/s/ Steven A. Millstein
Name:	Steven A. Millstein
Title:	President and CEO

SOJITZ: SOJITZ CORPORATION OF AMERICA, INC.

By:	/s/ Ryutaro Hirai
Name:	Ryutaro Hirai
Title:	Vice President & Secretary

AMENDMENT TO RESTRUCTURING AGREEMENT - S-1